                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                                  iMANAGE, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

        1)      Title of each class of securities to which transaction applies:

                ----------------------------------------------------------------

        2)      Aggregate number of securities to which transaction applies:

                ----------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ----------------------------------------------------------------

        4)      Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------------

        5)      Total fee paid:

                ----------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

                ----------------------------------------------------------------

        2)      Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------------

        3)      Filing Party:

                ----------------------------------------------------------------

        4)      Date Filed:

                ----------------------------------------------------------------
                                  iMANAGE, INC.
                      2121 SOUTH EL CAMINO REAL, SUITE 400
                           SAN MATEO, CALIFORNIA 94403

                                                                    May 15, 2001

To our stockholders:

        You are cordially invited to attend the annual meeting of stockholders of iManage, Inc. on June 14, 2001 at 10:00 a.m. Pacific Daylight Time to be held at the company's offices at 2121 South El Camino Real, Suite 400, San Mateo, California 94403.

        The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. Also enclosed is a copy of the 2000 iManage, Inc. Annual Report, which includes audited financial statements and certain other information.

        It is important that you use this opportunity to take part in the affairs of iManage, Inc. by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. Returning the proxy does not deprive you of your right to attend the meeting and vote your shares in person.

        We look forward to seeing you at the meeting.


                                       Sincerely,

                                       /s/ MAHMOOD PANJWANI
                                       -----------------------------------------
                                       Mahmood Panjwani
                                       President and Chief Executive Officer
                                  iMANAGE, INC.
                      2121 SOUTH EL CAMINO REAL, SUITE 400
                           SAN MATEO, CALIFORNIA 94403

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 14, 2001

Dear Stockholder:

        You are invited to attend the annual meeting of stockholders of iManage, Inc., which will be held on June 14, 2001 at 10:00 a.m. Pacific Daylight Time at the company's offices located at 2121 South El Camino Real, Suite 400, San Mateo, California 94403, for the following purposes:

        1. To elect two (2) Class II directors to the iManage, Inc. board of directors to hold office for a three-year term and until their successors are elected and qualified.

        2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2001.

        3. To transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on April 18, 2001 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at our principal offices.

                                       By order of the board of directors,

                                       /s/ MARK CULHANE
                                       -----------------------------------------
                                       Mark Culhane
                                       Secretary

San Mateo, California
May 15, 2001


--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. PROXIES ARE REVOCABLE, AND ANY STOCKHOLDER MAY WITHDRAW HIS OR HER PROXY PRIOR TO THE TIME IT IS VOTED OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
--------------------------------------------------------------------------------
                                  iMANAGE, INC.
                      2121 SOUTH EL CAMINO REAL, SUITE 400
                           SAN MATEO, CALIFORNIA 94403

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

        The accompanying proxy is solicited by the board of directors of iManage, Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held June 14, 2001, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The date of this proxy statement is May 15, 2001, the approximate date on which this proxy statement and the accompanying form of proxy were first sent or given to stockholders.

                GENERAL INFORMATION

        Annual Report. An annual report for the year ended December 31, 2000, is enclosed with this proxy statement.

        Voting Securities. Only stockholders of record as of the close of business on April 18, 2001, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 23,320,130 shares of our common stock, par value $.001 per share, issued and outstanding. Stockholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this proxy statement. Our bylaws provide that a majority of all of the shares of our capital stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

        Solicitation of Proxies. iManage will bear the cost of soliciting proxies. We will solicit stockholders by mail through our regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries to solicit their customers who have our stock registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies personally or by telephone, without additional compensation.

        Voting of Proxies. All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies a choice with respect to any matter to be acted upon by means of the proxy, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke the proxy, at any time prior to the time it is voted, by delivery to the Secretary of iManage at our principal offices at 2121 South El Camino Real, Suite 400, San Mateo, California 94403, of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

        iManage has a classified board of directors that currently consists of five directors: two of whom are Class I directors, two of whom are Class II directors, and one of whom is a Class III director. Class I and Class II directors serve until the annual meeting of stockholders to be held in 2003 and 2001, respectively, and the Class III director serves until the annual meeting of stockholders to be held in 2002. All directors serve until their respective successors are duly elected and qualified. Directors in a class are elected for a term of three years to succeed the directors in that class whose terms expire at such annual meeting.

        Management's nominees for election at the 2001 annual meeting of stockholders to Class II of the board of directors are Mahmood Panjwani and Thomas L. Thomas. If elected, the nominees will serve as directors until iManage's annual meeting of stockholders in 2004, and until their successors are elected and qualified. If the nominees decline to serve or become unavailable for any reason, or if a vacancy occurs before the election, although management knows of no reason to anticipate that this will occur, the proxies may be voted for such substitute nominees as the board of directors may designate.

DIRECTORS AND EXECUTIVE OFFICERS

        The table below sets forth the names and certain information of our nominees for directors, directors and executive officers, including the Class II nominees to be elected at this meeting.

                                                                                                 DIRECTOR
NAME                                       PRINCIPAL OCCUPATION WITH iMANAGE              AGE     SINCE
----                                       ---------------------------------              ---    --------
Nominees for Class II directors to be elected at the 2001 annual meeting of stockholders:

Mahmood Panjwani                           Chairman of the Board of Directors,             42      1995
                                           President and Chief Executive Officer

Thomas L. Thomas                           Director Nominee                                52

Class I directors, whose terms expire at the 2003 annual meeting of stockholders:

Rafiq Mohammadi                            Director, Chief Technology Officer and          40      1995
                                           Senior Vice President, Engineering

Moez R. Virani                             Director                                        45      1996

Class II directors, whose terms expire at the 2001 annual meeting of stockholders:

Mahmood Panjwani                           Chairman of the Board of Directors,             42      1995
                                           President and Chief Executive Officer

DuWayne Peterson                           Director                                        68      1999

Class III director, whose term expires at the 2002 annual meeting of stockholders:

Mark W. Perry                              Director                                        57      1998

Other executive officers:

Mark Culhane                               Chief Financial Officer and Secretary          41

Shamshad Rashid                            Senior Vice President, Marketing               40

Joseph Campbell                            Executive Vice President, Field Operations     42

        Mahmood Panjwani is a co-founder of iManage and has served as our president, chief executive officer and chairman of the board of directors since October 1995. In August 1988, Mr. Panjwani founded Q-Image Corporation, a consulting services company, and served as its president and chairman of the board of directors until December 1997.

        Thomas L. Thomas has been chief executive officer of HAHT Commerce, Inc., a developer of B2B software applications, since December 2000. From February 2000 through November 2000, Mr. Thomas was the chief executive officer and chairman of Ajuba Solutions. From February 1999 through January 2000, Mr. Thomas served as chief executive officer and was a member of the board of directors of Vantive Corporation. He served as senior vice president, global information systems and chief information officer of 3Com Corporation from August 1996 until April of 1999. From September 1995 to July 1996 he was vice president, global information systems and chief information officer of 3Com Corporation. From 1993 to 1995 he was vice president and chief information officer of Dell Computer Corporation. From 1987 to 1993 he was vice president of management information systems at Kraft General Foods. Mr. Thomas serves on the board of directors of Odetics, Inc. as well as three private companies.

        Rafiq Mohammadi is a co-founder of iManage and has served as our chief technology officer and as one of our directors since October 1995. Between 1985 and 1995, Mr. Mohammadi co-founded and served as president of M/H Manage, a company that developed and distributed software that converted documents between different platforms and formats.

        Moez R. Virani has been one of our directors since December 1996. Mr. Virani has been a partner at Mohr Davidow Ventures, a venture capital firm, since July 1999. From January 1998 to June 1999, Mr. Virani served as the chief financial officer of Ziff-Davis Events, Inc., a media company. From February 1995 to December 1997, Mr. Virani was the chief financial officer and chief operating officer of SOFTBANK Forums, Inc., a wholly-owned subsidiary of SOFTBANK, Inc. From 1984 to 1995, Mr. Virani worked for Sun Microsystems in a variety of senior domestic and international finance positions.

        DuWayne Peterson has been one of our directors since September 1999. Mr. Peterson is currently serving as president of DuWayne Peterson Associates, a consulting and advisory firm specializing in information technology. From June 1986 to June 1991, Mr. Peterson served as executive vice president and chief information officer for Merrill Lynch. From March 1977 to June 1986 he served as executive vice president of Security Pacific Corporation and chairman and chief executive officer of Security Pacific Automation Company. He has also held senior information technology management positions at Citibank and RCA. Mr. Peterson serves on the board of directors of several private companies.

        Mark W. Perry has been one of our directors since September 1998. From October 1995 to May 1996, Mr. Perry was a consultant to New Enterprise Associates, a venture capital firm and one of our major stockholders. Mr. Perry is currently a general partner at New Enterprise Associates, a position he has held since June 1996. From May 1994 to December 1995, Mr. Perry was president and chief executive officer of ViewStar Corporation, a client/server software company. From 1985 to April 1994, Mr. Perry was an executive at Silicon Graphics. Mr. Perry serves on the boards of directors of several private companies.

        Mark Culhane has served as our chief financial officer and secretary since September 1998. From June 1992 to December 1997, Mr. Culhane held various positions at SciClone Pharmaceuticals, a publicly-held life science company, his last position being that of SciClone's chief financial officer, vice president, finance and administration and secretary from May 1994 through December 1997. From 1982 to the time that Mr. Culhane joined SciClone, he held various positions at Price Waterhouse LLP, now known as PricewaterhouseCoopers LLP, most recently as senior manager. Mr. Culhane is a certified public accountant.

        Shamshad Rashid is a co-founder of iManage and has served as our senior vice president, marketing since January, 2001. From October 1995 to January, 2001, Ms. Rashid served as our vice president, business development. Ms. Rashid was vice president, operations at Q-Image, and has served as its president since December 1997.

        Joe Campbell has served as our executive vice president, field operations since October 2000. From February 1999 to September 2000, Mr. Campbell was the executive vice president of sales at Alventive, Inc. From November 1997 to January 1999, Mr. Campbell was the executive vice president of field operations at Continuous Inc. Mr. Campbell worked for Banyon Systems, Inc. from July 1990 to July 1997, serving as senior vice president for worldwide field operations from March 1996 to July 1997.

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

        During 2000, the board of directors held six meetings. Each incumbent director attended at least 75% of the aggregate of such meetings of the board and any committee of the board on which he served. The board of directors has established an Audit Committee and a Compensation Committee.

        The Audit Committee's function is to:

        - review with the independent auditors and management of iManage the annual financial statements and independent accountants' opinion,

        - review the scope and results of the examination of our financial statements by the independent accountants,

        - approve all professional services and related fees performed by the independent accountants,

        - recommend the retention of the independent auditors to the board, subject to ratification by the stockholders, and

        - periodically review our accounting policies and internal accounting and financial controls.

        The Audit Committee also oversees actions taken by our independent accountants and recommends the engagement of auditors. The members of the Audit Committee during 2000 were Mark Perry, Moez Virani and DuWayne Peterson. The Audit Committee held four meetings in 2000.

        All members of the Audit Committee are "independent" in accordance with the National Association of Securities Dealers, Inc. ("NASD") Rules 4310(c)(26)(B)(i) and 4200(a)(15) that are currently applicable to iManage. The Board of Directors has adopted a charter for the Audit Committee, which is attached as Appendix A to this Proxy Statement. The information contained in this paragraph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

        For additional information concerning the Audit Committee, see "Report of the Audit Committee" and Appendix A.

        The Compensation Committee's function is to make decisions concerning salaries and incentive compensation for executive officers of iManage. The members of the Compensation Committee during 2000 were Mark W. Perry, Moez R. Virani and DuWayne Peterson. During 2000, the Compensation Committee held one meeting.

COMPENSATION OF DIRECTORS

        Directors of iManage do not receive compensation for attending board or committee meetings and do not currently receive any reimbursement for expenses, other than travel expenses, incurred in attending board and board committee meetings. If directors incur travel expenses to attend the meetings, the expenses are paid by iManage.

        Our amended 1997 stock option plan provides that upon each nonemployee director's initial election or appointment, he automatically receives a nonstatutory stock option to purchase 30,000 shares of common stock. As long as the director continues to serve on the board, one-third of the option shares will vest after one year and the remaining two-thirds will vest in equal monthly increments over the following two years. In addition, beginning with our annual stockholders meeting in 2001, when a nonemployee director is reelected to the board, the director will automatically be granted a nonstatutory stock option to purchase shares of common stock equal to 10,000 multiplied by the number of years of the director's elected term. For example, if a director is reelected to a three year term, the size of the option grant would be 30,000 shares. Similarly, an option grant would be for 20,000 shares for a director reelected to a two year term and 10,000 shares for a director reelected to a one year term. Each of these additional options will vest in equal monthly increments over the director's elected term. A director does not receive an additional option if at the time of the director's reelection to the board, the director has served on the board for less than one year. Each option granted to a nonemployee director will have a per share exercise price equal to the fair market value of a share of common stock on the grant date. Each option granted to a nonemployee director will have a term of 10 years. Vesting of nonemployee director options will accelerate in full if a change in control occurs before the option becomes fully vested. From time to time, our board of directors may approve additional option grants under our 1997 stock option plan to certain directors.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        If a quorum is present and voting at the annual meeting of stockholders, the nominees for Class II director receiving the highest number of votes will be elected. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                           THE NOMINEES LISTED ABOVE.


                               PROPOSAL NUMBER TWO

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The board of directors has selected PricewaterhouseCoopers LLP as independent accountants to audit our financial statements for the fiscal year ending December 31, 2001. PricewaterhouseCoopers LLP has acted in such capacity since its appointment during the fiscal year ended December 31, 1995. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting of stockholders with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

        For the fiscal year ended December 31, 2000, our principal accounting firm, PricewaterhouseCoopers, LLP billed us for $238,789 of audit fees and $194,114 of other fees, including fees for consulting services.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

        The affirmative vote of a majority of the votes cast at the annual meeting of stockholders, at which a quorum representing a majority of all outstanding shares of iManage common stock is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS iMANAGE'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of March 1, 2001, with respect to the beneficial ownership of iManage common stock by:

        - the chief executive officer, the three other executive officers of iManage acting in such capacity at December 31, 2000 whose salary and bonus for the year ended December 31, 2000 exceeded $100,000 and two additional individuals who were among the four most highly compensated executive officers of iManage for the year ended December 31, 2000 and whose salary and bonus exceeded $100,000 but who were not acting in such capacity at December 31, 2000, the "Named Executive Officers,"

        -       each director and director nominee of iManage,

        - each person known by iManage to be the beneficial owner of more than 5% of our common stock, and

        -       all executive officers and directors of iManage as a group.

        Except as otherwise indicated, the address of each beneficial owner is c/o iManage, Inc., 2121 South El Camino Real, Suite 400, San Mateo, California 94403.

        Except as indicated in the footnotes to the table, iManage believes that the persons named in the table have sole voting and dispositive power with respect to all shares of common shown as beneficially owned by them, subject to community property laws, where applicable. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of March 1, 2001 upon the exercise of options and these shares are considered outstanding for purposes of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Percentages are based on 23,294,609 shares of common stock outstanding on March 1, 2001.

                                                                                   SHARES OWNED
                                                                             ------------------------
                                                                             NUMBER OF
         NAME AND ADDRESS OF BENEFICIAL OWNERS                                SHARES       PERCENTAGE
         -------------------------------------                               ---------     ----------
         NAMED EXECUTIVE OFFICERS
         Mahmood Panjwani(1) .........................................        2,785,000        11.8%
         Rafiq Mohammadi(2) ..........................................        2,517,334        10.8%
         Mark Culhane(3) .............................................          404,953         1.7%
         Shamshad Rashid(4) ..........................................        2,785,000        11.8%
         Owen Carton(5) ..............................................          264,668         1.1%
         Phil Uchno(6) ...............................................           81,459           *
         OTHER DIRECTORS AND DIRECTOR NOMINEES
         Mark W. Perry(7) ............................................          624,036         2.6%
           c/o New Enterprise Associates
           2490 Sand Hill Road
           Menlo Park, CA 94025
         Moez R. Virani(8) ...........................................          359,930         1.5%
           c/o Mohr Davidow Ventures
           2775 Sand Hill Road, Suite 240
           Menlo Park, CA 94025
         DuWayne Peterson(9) .........................................           30,000           *
         Thomas L. Thomas ............................................                0           *
           c/o HAHT Commerce, Inc.
           700 E. El Camino, Ste. 270
           Mountain View, CA 94040
         OTHER 5% STOCKHOLDERS
         Entities and individuals associated with RS Investment
           Management Co., LLC(10) ...................................        4,283,300        18.5%
           c/o G. Randall Hecht
           RS Investment Co., LLC
           388 Market Street
           San Francisco, CA 94111
         Entities and individuals associated with RS Investment
           Management, L.P.(11) ......................................        4,283,300        18.5%
           c/o G. Randall Hecht
           RS Investment Co., LLC

                                                                                   SHARES OWNED
                                                                             ------------------------
                                                                             NUMBER OF
         NAME AND ADDRESS OF BENEFICIAL OWNERS                                SHARES       PERCENTAGE
         -------------------------------------                               ---------     ----------
           388 Market Street
           San Francisco, CA 94111
         Entities and individuals associated with RS Diversified
           Growth Fund(12) ..........................................         2,422,400        10.5%
         c/o G. Randall Hecht
           RS Investment Co., LLC
           338 Market Street
           San Francisco, CA 94111
         All executive officers and directors as a group
           (8 Persons)(13) ...........................................        7,181,253        29.5%

----------

*       Less than 1%

(1)     Includes:

        (a) 2,305,000 shares held in joint tenancy with Ms. Rashid, Mr. Panjwani's wife;

        (b) 50,000 shares held by Mr. Panjwani and Ms. Rashid as the trustees of the Danyal M. Panjwani Trust;

        (c) 100,000 shares held by Mr. Panjwani and Ms. Rashid as the trustees of the Panjwani Irrevocable Trust dated December 31, 1998;

        (d) 180,000 shares held by Ms. Rashid, of which 18,696 shares are subject to a right of repurchase as of March 1, 2001 in favor of iManage, which right gradually lapses over time;

        (e) 50,000 shares exercisable within 60 days of March 1, 2001 under an option held by Ms. Rashid, of which 34,375 shares are subject to a right of repurchase as of March 1, 2001 in favor of iManage, which right gradually lapses over time; and

        (f) 100,000 shares exercisable within 60 days of March 1, 2001 under an option held by Mr. Panjwani, of which 68,750 shares are subject to a right of repurchase as of March 1, 2001 in favor of iManage, which right gradually lapses over time.

(2) Includes:

        (a) 2,418,334 shares held in joint tenancy with Michelle Mohammadi, Mr. Mohammadi's wife;

        (b) 49,000 shares of common stock held by Northern Trust Co. of Chicago as Trustee of the Rafiq R. Mohammadi 1999 Irrevocable Trust, dated November 8, 1999; and

        (c) 50,000 shares exercisable within 60 days of March 1, 2001, of which 34,375 shares are subject to a right of repurchase as of March 1, 2001 in favor of iManage, which right gradually lapses over time.

(3)     Includes:

        (a) 180,000 shares of which 39,376 shares are subject to a right of repurchase as of March 1, 2001 in favor of iManage, which right gradually lapses over time;

        (b) 5,000 shares are held by Mark and Michele Culhane as trustees of the Michael D. Culhane 1999 Irrevocable Trust;

        (c) 5,000 shares are held by Mark and Michele Culhane as trustees of the Maxwell A. Culhane 1999 Irrevocable Trust;

        (d) 5,000 shares are held by Mark and Michele Culhane as trustees of the Monica G. Culhane 1999 Irrevocable Trust;

        (e) 50,000 shares exercisable within 60 days of March 1, 2001, under an option held by Mr. Culhane of which 34,375 shares are subject to a right of repurchase as of March 1, 2001 in favor of iManage, which right gradually lapses over time; and

        (f) 170,000 shares exercisable within 60 days of March 1, 2001, under an option held by Mr. Culhane of which 165,834 shares are subject to a right of repurchase as of March 1, 2001 in favor of iManage, which right gradually lapses over time.

(4)     Includes:

        (a) 2,305,000 shares held in joint tenancy with Mr. Mahmood Panjwani, Ms. Rashid's husband;

        (b) 50,000 shares held by Mr. Panjwani and Ms. Rashid as the trustees of the Danyal M. Panjwani Trust;

        (c) 100,000 shares held by Mr. Panjwani and Ms. Rashid as the trustees of the Panjwani Irrevocable Trust dated December 31, 1998;

        (d) 180,000 shares held by Ms. Rashid, of which 18,696 shares are subject to a right of repurchase as of March 1, 2001 in favor of iManage, which right gradually lapses over time;

        (e) 50,000 shares exercisable within 60 days of March 1, 2001 under an option held by Ms. Rashid, of which 34,375 shares are subject to a right of repurchase as of March 1, 2001 in favor of iManage, which right gradually lapses over time; and

        (f) 100,000 shares exercisable within 60 days of March 1, 2001 under an option held by Mr. Panjwani, of which 68,750 shares are subject to a right of repurchase as of March 1, 2001 in favor of iManage, which right gradually lapses over time.

(5) 54,011 shares held by Mr. Carton are subject to a right of repurchase as of March 1, 2001 in favor of iManage, which right gradually lapses over time. Mr. Carton resigned as vice president of marketing effective December 8, 2000.

(6) Mr. Uchno resigned as vice president of worldwide sales effective April 5, 2000.

(7)     Includes:

        (a) 100,000 shares subject to options held by Mark W. Perry that are exercisable within 60 days of March 1, 2001, of which 39,584 shares are subject to a right of repurchase as of March 1, 2001 in favor of iManage, which right gradually lapses over time;

        (b)     500,000 shares held by NEA VIII; and

        (c)     24,036 shares held in the name of MWP Investment Partnership.

        Mr. Perry is a general partner of New Enterprise Associates and a director of iManage.

        Mr. Perry disclaims beneficial ownership of shares held by these entities, except for his proportional interest arising from his partnership interest in New Enterprise Associates.

(8)     Includes:

        (a) 254,930 shares registered in the name of the Moez R. Virani and Vivienne Virani, Trustees of the Virani Family 93 Revocable Trust Dated 11/24/93; and

        (b) 30,000 shares exercisable within 60 days of March 1, 2001 under an option held by Mr. Virani, of which 23,334 shares are subject to a right of repurchase as of March 1, 2001 in favor of iManage, which right gradually lapses over time.

(9) Includes 30,000 shares subject to options held by Mr. Peterson that are exercisable within 60 days of March 1, 2001, of which 15,000 shares are subject to a right of repurchase as of March 1, 2001 in favor of iManage, which right gradually lapses over time.

(10) Based on information contained in a Schedule 13G dated February 28, 2001 filed with the Securities Exchange Commission. Includes 4,283,300 shares held by RS Investment Management, L.P.; of which 2,422,400 shares are held by RS Diversified Growth Fund.

(11) Based on information contained in a Schedule 13G dated February 28, 2001 filed with the Securities Exchange Commission. Includes 4,283,300 shares held by RS Investment Management Co., LLC.; of which 2,422,400 shares are held by RS Diversified Growth Fund.

(12) Based on information contained in a Schedule 13G dated February 28, 2001 filed with the Securities Exchange Commission. Includes 2,422,400 shares held by RS Investment Management, L.P.; of which 2,422,400 shares are held by RS Investment Management Co., LLC.

(13)    Includes:

        (a) 928,366 shares subject to rights of repurchase as of March 1, 2001 in favor of iManage, which rights gradually lapse over time; and

        (b) 1,040,000 shares subject to options that are exercisable within 60 days of March 1, 2001.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

        The following table sets forth information concerning the total compensation of the Named Executive Officers for the years ended December 31, 2000, 1999 and 1998:

                           SUMMARY COMPENSATION TABLE

                                                                                                        LONG TERM
                                                                                                       COMPENSATION
                                                                                                          AWARDS
                                                                                                        NUMBER OF
                                                               ANNUAL COMPENSATION                      SECURITIES
                                                               --------------------                     UNDERLYING
        NAME AND PRINCIPAL POSITION                            YEAR        SALARY(1)       BONUS(1)       OPTIONS
        ---------------------------                            ----        --------        -------     ------------
        Mahmood Panjwani ..............................        2000        $250,000             --             --
          President, Chief Executive Officer                   1999         205,000         61,500        100,000
                                                               1998         120,000         84,066             --
        Mark Culhane(2) ...............................        2000         165,000             --        170,000
          Chief Financial Officer, Secretary                   1999         146,442         45,000         50,000
                                                               1998          35,000         10,000        180,000
        Rafiq Mohammadi ...............................        2000         170,000             --             --
          Senior Vice President, Engineering and               1999         150,000         45,000         50,000
          Chief Technology Officer                             1998         120,000             --             --
        Shamshad Rashid ...............................        2000         155,000             --             --
          Vice President Business Development                  1999         130,000             --        230,000
                                                               1998         100,000             --             --
        Owen Carton (3) ...............................        2000         161,993         89,365             --
          Vice President, Marketing                            1999         156,865         60,000         50,000
                                                               1998          67,708         15,000        305,000
        Phil Uchno (4) ................................        2000         127,391         37,500             --
          Vice President of Worldwide Sales                    1999         133,676         66,664        240,000

----------

(1) Amounts shown are on a full year basis, and include cash and noncash compensation earned by executive officers.

(2)     Mr. Culhane's annualized salary in 1998 was $150,000.

(3) Mr. Carton resigned as vice president of marketing effective December 8, 2000. Mr. Carton's annualized salary in 1998 was $150,000.

(4) Mr. Uchno resigned as vice president of worldwide sales effective April 5, 2000. Mr. Uchno was not employed by iManage in 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR

        The following table provides the specified information concerning grants of options to purchase iManage common stock during 2000 to the Named Executive Officers.

                                    NUMBER OF         % OF                                           POTENTIAL REALIZABLE VALUE
                                   SECURITIES         TOTAL                                            AT ASSUMED ANNUAL RATES
                                   UNDERLYING        OPTIONS                                         OF STOCK PRICE APPRECIATION
                                    OPTIONS         GRANTED TO            EXERCISE                         FOR OPTION TERM
                                    GRANTED        EMPLOYEES IN            OR BASE      EXPIRATION   ---------------------------
    NAME                              (#)          FISCAL YEAR           PRICE($/SH)       DATE          5%($)         10%($)
    ----                           ----------      ------------          -----------    ----------   -----------     -----------
    Mahmood Panjwani .........             --             --                    --             --             --            --
    Mark Culhane .............        170,000            6.7                 2.875       12/04/10        307,372       778,942
    Rafiq Mohammadi ..........             --             --                    --             --             --            --
    Shamshad Rashid ..........             --             --                    --             --             --            --
    Owen Carton ..............             --             --                    --             --             --            --
    Phil Uchno ...............             --             --                    --             --             --            --

----------

   AGGREGATE OPTION EXERCISES FOR FISCAL 2000 AND FISCAL 2000 YEAR-END VALUES

        The following table provides certain information concerning exercises of options to purchase our common stock during 2000, and unexercised options held as of December 31, 2000, by the Named Executive Officers:

                                                              NUMBER OF SECURITIES
                                                                   UNDERLYING
                                                                   UNEXERCISED           VALUE OF UNEXERCISED
                                         SHARES                    OPTIONS AT            IN-THE-MONEY OPTIONS
                                        ACQUIRED                   12/31/00(1)               AT 12/31/00(2)
                                           ON       VALUE    -----------------------     ---------------------
       NAME                             EXERCISE  REALIZED    VESTED        UNVESTED     VESTED      UNVESTED
       ----                             --------  --------   --------       --------     ------      ---------
       Mahmood Panjwani ...........        --        --        27,083         72,917        --             --
       Mark Culhane(1) ............        --        --        13,451        206,459        --        286,875
       Rafiq Mohammadi ............        --        --        13,451         36,459        --             --
       Shamshad Rashid ............        --        --        13,451         36,459        --             --
       Owen Carton(1) .............        --        --        13,451         36,459        --             --
       Phil Uchno .................        --        --            --             --        --             --

----------

(1) We have a right of repurchase as to any unvested shares upon optionees termination of employment at their original exercise price, subject to the "Change in Control" provisions described below.

(2) Calculated on the basis of the fair market value of the underlying securities as of December 31, 2000 of $4.5625 per share, as reported as the closing price on the National Association of Securities Dealers Automated Quotations System, minus the aggregate exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

        The compensation committee is composed of Mark W. Perry, Moez R. Virani and DuWayne Peterson. No interlocking relationships exist between any member of our compensation committee and any member of any other company's board of directors or compensation committee. The compensation committee makes recommendations regarding our employee stock plans and makes decisions concerning salaries and bonus compensation for our executive officers. Before the creation of our compensation committee, all compensation decisions were made by our full board of directors. Neither Mr. Panjwani nor Mr. Mohammadi participated in discussions by our board of directors regarding his own compensation.

CHANGE OF CONTROL AND SEVERANCE ARRANGEMENTS

        In April 2001 the board of directors granted options to purchase 350,000 shares of our common stock to Mr. Panjwani and options to purchase 170,000 shares of our common stock to each of Mr. Mohammadi and Ms. Rashid. If any of these officers' employment is terminated by iManage without cause or by the officer for good reason within 12 months following a change in control of iManage, the terminated officer's options will immediately accelerate in an amount equal to the lesser of (A) 50% of the total number of shares subject to these options as of the date of the constructive termination or (B) the number of shares subject to these options remaining unvested as of the date of the constructive termination.

        Under a letter agreement between Mr. Culhane and iManage dated September 25, 1998, if Mr. Culhane's employment is terminated by iManage without cause or by Mr. Culhane for good reason (a "constructive termination") within 12 months following a change in control of iManage, he will be entitled to receive six months of his base salary to be paid under our normal payroll practices. In addition, Mr. Culhane's options will immediately accelerate in an amount equal to the lesser of (A) 60% of the total number of his shares subject to options as of the date of the constructive termination in the case of the 230,000 options granted to Mr. Culhane prior to December 2000, and 100% in the case of the 170,000 options granted to Mr. Culhane in December 2000 or (B) the number of his remaining unvested shares subject to options as of the date of the constructive termination. Finally, if Mr. Culhane is constructively terminated within two years following a change in control of iManage, the balance of his $1,000,000 loan from iManage will become due in the amount of the lesser of (i) $1,000,000 plus accrued interest or (ii) the net proceeds realizable from the sale of our common stock securing the loan, less applicable taxes. For additional information concerning this loan, please see "Certain Relationships and Related Transactions."

        In December 2000, Mr. Carton resigned from his position as our vice president of marketing but will be entitled to receive his base salary paid consistent with our normal payroll practices through June 8, 2001.

        In April 2000, Mr. Uchno resigned from his position as our vice president of worldwide sales. During the period from April 6, 2000 through October 5, 2000, we employed Mr. Uchno as a strategic consultant. During this period, we paid Mr. Uchno his base salary consistent with our normal payroll practices.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION


        During the fiscal year ended December 31, 2000, the Compensation Committee was comprised of Mark Perry, Moez Virani and DuWayne Peterson, each an outside director of the board of directors. The Compensation Committee is responsible for setting and monitoring policies governing compensation of executive officers, reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under our 1997 Stock Option Plan. The objectives of the committee are to correlate executive compensation with our business objectives and performance, and to enable us to attract, retain and reward executive officers who contribute to our long-term success.

SALARY

        The Compensation Committee annually assesses the performance and sets the salary of the president and chief executive officer, Mahmood Panjwani. In turn, Mr. Panjwani annually assesses the performance of all other executive officers and recommends salary increases which are reviewed and approved by the Compensation Committee.

        In particular, Mr. Panjwani's compensation as president and chief executive officer is based on compensation levels of presidents/chief executive officers of comparable size companies. In addition, the Compensation Committee considers certain incentive objectives based on iManage's performance as it relates to revenue levels and earnings per share levels.

        In determining executive officer salaries, the Compensation Committee reviews recommendations from Mr. Panjwani which include information from salary surveys, performance evaluations and our financial condition. The Compensation Committee also establishes both financial and operational based objectives and goals in determining executive officer salaries. These goals and objectives include sales and spending forecasts for the upcoming year and published executive compensation literature for comparable sized companies.

        For more information regarding the compensation and employment arrangements of Mr. Panjwani and other executive officers, see "Executive Compensation and Other Matters."

BONUSES

        While the Compensation Committee did not administer a formal bonus plan for executives in 2000, the committee discussed year-end bonuses and agreed that no bonuses would be paid for the fiscal year 2000. The Compensation Committee is currently considering the administration of a bonus plan in 2001 in order to provide additional incentives to executives who meet established performance goals. Awards under this bonus plan may be contingent upon iManage's attainment of revenue and operating profit targets, set by the Compensation Committee in consultation with the chief executive officer. Additionally, awards may be weighted so that executives would receive proportionately higher awards when our performance reaches maximum targets, proportionality smaller awards when our performance reaches minimum targets, and no awards when we do not meet minimum performance targets.

STOCK OPTIONS

        The Compensation Committee believes that employee equity ownership provides significant motivation to executive officers to maximize value for our stockholders and, therefore, periodically grants stock options under our stock option plan. Stock options are granted at the current market price and will only have value if our stock price increases over the exercise price.

        The Compensation Committee and the Board of Directors determines the size and frequency of option grants for executive officers, after consideration of recommendations from the chief executive officer. Recommendations for options are based upon the relative position and responsibilities of each executive officer, previous and expected contributions of each officer to iManage and previous option grants to such executive officers. Generally, option grants vest 25% 12 months after commencement of employment or after the date of grant and continue to vest thereafter in equal monthly installments over three years, conditioned upon continued employment.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

        Mahmood Panjwani has served as our president and chief executive officer since October 1995. Early in 2001, the Compensation Committee reviewed Mr. Panjwani's performance with regard to performance objectives set by the board of directors in 2000, weighted among specific personal and corporate objectives, in determining his eligibility for bonus compensation. Mr. Panjwani did not receive any bonus compensation for fiscal 2000; however, after review of executive compensation for comparable sized companies, the Compensation Committee increased Mr. Panjwani's salary to $300,000 per year and in April 2001 granted him options to purchase 350,000 shares of iManage's common stock.

                            Respectfully submitted by the Compensation Committee

                            Mark W. Perry
                            Moez R. Virani
                            DuWayne Peterson

                          REPORT OF THE AUDIT COMMITTEE

        The following is the report of the Audit Committee with respect to iManage's audited financial statements for the fiscal year ended December 31, 2000. Except for the final sentence of the second paragraph in this report, the information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

        The Audit Committee has reviewed and discussed iManage's audited financial statements with management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, iManage's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of iManage's financial statements. The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1 (which relates to the auditors' independence from the company and its related entities) and has discussed with PricewaterhouseCoopers LLP their independence from iManage. The Audit Committee has considered whether PricewaterhouseCoopers LLP's provision of non-audit services to iManage is compatible with maintaining PricewaterhouseCoopers LLP's independence.

        Based on the review and discussions referred to above, the committee recommended to iManage's Board of Directors that iManage's audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.


                                   Respectfully submitted by the Audit Committee

                                   Mark Perry
                                   Moez Virani
                                   DuWayne Peterson

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

OPTION GRANTS TO DIRECTORS AND EXECUTIVE OFFICERS

        In July 1998, we granted Owen Carton, our former vice president, marketing and strategic planning, an option to purchase 305,000 shares of common stock at an exercise price of $0.30 per share. Mr. Carton exercised options to purchase 177,917 shares in April 1999 and 127,083 shares in May 1999 with funds we loaned him under two full recourse promissory notes approved by our board of directors. The April 1999 promissory note accrued interest at the rate of 4.71% per year and was due on March 31, 2003. The May 1999 promissory note accrued interest at the rate of 4.83% per year and was due on May 30, 2003. Both promissory notes have been repaid in full.

        In September 1998, we granted Mark W. Perry, one of our directors, an option to purchase 100,000 shares of common stock at an exercise price of $0.40 per share. Mr. Perry has not exercised the option.

        In October 1998, we granted Mark Culhane, our chief financial officer and secretary, options to purchase 180,000 shares of common stock at an exercise price of $0.40 per share. In November 1998, Mr. Culhane exercised the option in full with funds we loaned him under a full recourse promissory note approved by our board of directors. The promissory note accrued interest at the rate of 4.51% per year and was due on November 12, 2002. This promissory note has been repaid in full.

        In May 1999, we granted to Philip Uchno, our former vice president, worldwide sales, an option to purchase 230,000 shares of common stock at an exercise price of $0.90 per share. In July 1999, Mr. Uchno exercised the option in full with funds we loaned him under a full recourse promissory note approved by our board of directors. The promissory note accrued interest at the rate of 5.22% per year and was due on July 31, 2003. This promissory note was repaid in full.

        In June 1999, we granted Shamshad Rashid, our senior vice president, marketing, an option to purchase 180,000 shares of common at an exercise price of $1.65 per share. In July 1999, Ms. Rashid exercised the option in full with funds we loaned her under a full recourse promissory note approved by our board of directors. The promissory note accrues interest at the rate of 4.9% per year and is due on July 26, 2001.

        In December 2000, we granted options to purchase 170,000 and 460,000 shares of common stock at exercise prices of $2.875 per share to Mark Culhane and Joseph Campbell, respectively. None of these options have been exercised.

        In April 2001, we granted options to purchase 350,000 shares of common stock to Mahmood Panjwani and 170,000 shares of common stock to each of Shamshad Rashid and Rafiq Mohammadi, all at exercise prices of $2.51 per share. None of these options have been exercised.

OTHER INSIDER ARRANGEMENTS

        Before founding iManage, Mahmood Panjwani, our president and chief executive officer, and Shamshad Rashid, our senior vice president, marketing and Mr. Panjwani's spouse, operated Q-Image Corporation, a consulting services company founded by Mr. Panjwani. Mr. Panjwani served as president of Q-Image from August 1988 to December 1997. Ms. Rashid has continued her involvement with Q-Image where she has served as president since December 1997. Ms. Rashid estimates that she dedicates approximately 95% of her time to iManage. Currently, Mr. Panjwani and Ms. Rashid jointly hold a 90% ownership in Q-Image.

        From 1995 until late 1998, we subleased office space in Sunnyvale, California from Q-Image. During 1998, we paid a total of $54,000 in rent to Q-Image. In November 1998, we moved to our current location in San Mateo, California and we terminated our sublease arrangement with Q-Image for the Sunnyvale facility. Q-Image now subleases office space from us in our San Mateo facility for $84,600 per year for 1999 and $91,650 per year for 2000 under a written sublease agreement.

        Since 1997, we have engaged Q-Image for personnel recruiting services under an arrangement where we pay Q-Image a placement fee amounting to 25% of the base salary of the candidates we hire. During 1998, we paid a total of $101,575 in placement fees to Q-Image under the terms of a written agreement. During the period ended December 31, 1999, we paid a total of $155,250 in placement fees to Q-Image. We did not pay placement fees to Q-Image during the period ended December 31, 2000.

        We are currently using the services of several full-time consultants who were referred to us by Q-Image. Under our current arrangement with Q-Image, we pay fees to Q-Image equivalent to the salaries and incentive pay of these consultants. We also pay additional fees to Q-Image to cover the cost of employee benefits provided by Q-Image to these individuals. We have in the past, and may in the future, hire consultants from Q-Image as full-time iManage employees. During 1998 we paid Q-Image $365,826 for the services of these consultants, and we paid Q-Image $602,128 and $409,243 for the fiscal years ended December 31, 1999 and December 31, 2000, respectively, for these services.

        Mahmood Panjwani loaned us $25,000 on November 14, 1996, $10,000 on December 12, 1996 and $15,000 on December 19, 1996. Each loan accrued interest at the rate of 10% per year and was repaid in full on September 14, 1998.

        Rafiq Mohammadi loaned us $24,010 on October 10, 1995 and $5,000 on June 25, 1996. Each loan accrued interest at the rate of 10% per year. Mr. Mohammadi was repaid $10,000 of this loan in two installments of $7,000 in May 1997 and $3,000 in August 1997, and the balance was repaid in full on September 14, 1998.

        On November 4, 1999, we repurchased 166,666 shares of common stock from Mr. Mohammadi at a price of $4.50 per share for a total repurchase price of $749,997. The number of shares repurchased represents less than 10% of the shares held by Mr. Mohammadi immediately before the repurchase.

        On April 5, 2000, we made a loan to Mr. Culhane for $1,000,000. The loan bears interest at 5% per annum and principal and interest were due October 31, 2000. The loan was subsequently amended such that the loan will become due on the earlier of (i) December 31, 2008 or (ii) the date upon which Mr. Culhane has the ability to sell our common stock, subject to our trading window and insider trading policy, if applicable, at a price of $20 per share or higher. In the event of a change in control of iManage and a termination in the employment of Mr. Culhane by iManage without cause or by Mr. Culhane for good reason within two years following a change in control of iManage, the loan will become due in the amount of the lesser of (i) $1,000,000 plus accrued interest or (ii) the net proceeds realizable from the sale of our common stock securing the loan, less applicable taxes. The loan is collateralized by 165,000 shares of our common stock beneficially owned by Mr. Culhane and any additional shares of our common stock that become beneficially owned as a consequence of the exercise of 170,000 common stock options currently held by Mr. Culhane.

        All of the transactions described above were approved by the disinterested members of our board of directors. We intend that all future transactions, including the agreements with Q-Image and loans between us and our officers, directors and principal stockholders and their affiliates, will be approved by a disinterested majority of our board of directors and by the Compensation Committee of the board of directors, which is composed entirely of independent directors.

                        COMPARISON OF STOCKHOLDER RETURN


        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the graph shall not be deemed to be incorporated by reference onto any such filings.

        The following graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock from November 17, 1999, the date of the Company's initial public offering at $11.00 per share, through the end of the Company's fiscal year ended December 31, 2000, with the percentage change in the cumulative total return for the Nasdaq National Market (U.S. Companies) Index and Nasdaq Computer and Data Processing Services Group Index. The comparison assumes an investment of $100 on November 17, 1999 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The stock performance shown on the graph below is not necessarily indicative of future performance.


                              [PERFORMANCE GRAPH]


                                       NOVEMBER 17, 1999    DECEMBER 31, 1999     DECEMBER 29, 2000
                                       -----------------    -----------------     -----------------
iManage                                      100.00               130.46                 18.53
Nasdaq Composite                             100.00               124.60                 75.24
Nasdaq Computer & Data Processing            100.00               140.92                 65.20

          STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

        Proposals of stockholders intended to be presented at the next annual meeting of the stockholders of the Company must be received by the Company at its offices at 2121 South El Camino Real, Suite 400, San Mateo, California 94403, not later than January 14, 2002, and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in iManage's proxy statement for that meeting.

                          TRANSACTION OF OTHER BUSINESS

        At the date of this proxy statement, the only business which the board of directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                            By order of the board of directors

                                            /s/ MARK CULHANE
                                            ------------------------------------
                                            Mark Culhane
                                            Secretary

May 15, 2001

                                   APPENDIX A

                                  iMANAGE, INC.

                         CHARTER FOR THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS


PURPOSE

        The purpose of the Audit Committee established pursuant to this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

        In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP

        The Audit Committee will be comprised of at least three members of the Board of Directors and at least one member must have a financial background and related experience. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees (including a current officer) or a former officer of the Company or will have engaged in any transaction or been involved in any business relationship which would disqualify such member as (i) a "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended or (ii) as an "outside director" under the rules promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended. All members of the Audit Committee shall also be independent directors as defined by Rule 4460(c) of the National Association of Securities Dealers, Inc.

MEETINGS

        The Audit Committee will meet with the President and the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditors' examination and management report.

RESPONSIBILITIES

        The responsibilities of the Audit Committee shall include:

        1.      Nominating the independent auditors;

        2.      Reviewing the plan for the audit and related services;

        3.      Reviewing audit results and financial statements;

        4. Overseeing the adequacy of the Company's system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls;

        5.      Overseeing the effectiveness of the internal audit function;

        6.      Overseeing compliance with the Foreign Corrupt Practices Act;

        7. Overseeing compliance with SEC requirements for disclosure of auditor's services and audit committee members and activities;

        8. Overseeing the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets, and

        9.      Overseeing a SAS 71 quarterly review.

        In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it.

REPORTS

        The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board of Directors.

                                  DETACH HERE

                                 iMANAGE, INC.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 14, 2001

                      SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoints Mahmood Panjwani and Mark Culhane, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in iManage, Inc., a Delaware corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company at 2121 South El Camino Real, Suite 400, San Mateo, California, 94403 on June 14, 2001 at 10:00 a.m. Pacific Daylight Time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated May 15, 2001 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 AND 2.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

                                  DETACH HERE


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

A vote FOR the following proposals is recommended by the Board of Directors:

1. To elect two (2) Class II directors to the iManage, Inc. board of directors to hold office for a three-year term and until their successors are elected and qualified.

     NOMINEES: Mahmood Panjwani and Thomas L. Thomas

             FOR    [ ]       [ ]   WITHHELD
             ALL                    FROM ALL
          NOMINEES                  NOMINEES

[ ] __________________________________________________________
INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the line above.

2.   To ratify the appointment of       FOR   AGAINST   ABSTAIN
     PricewaterhouseCoopers LLP as      [ ]     [ ]       [ ]
     our independent auditors for
     the fiscal year ending
     December 31, 2001.

            MARK HERE    [ ]            MARK HERE     [ ]
          FOR ADDRESS                  IF YOU PLAN
           CHANGE AND                   TO ATTEND
          NOTE AT LEFT                 THE MEETING

PLEASE SIGN HERE. If shares of stock are held jointly, both or all of such persons should sign. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate their full titles in such capacity.

Signature:_____________________________________ Date:______________________

Signature:_____________________________________ Date:______________________